UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): December 13, 2022
Stellar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9 Greenway Plaza, Suite 110
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
(713) 210-7600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
On December 13, 2022, Stellar Bancorp, Inc. (the “Company”) entered into a Third Amended and Restated Loan Agreement (the “Amended Agreement”) with Frost Bank, as lender, and the Company as borrower. The Amended Agreement amends and restates in its entirety the Company's Second Amended and Restated Loan Agreement, dated as of December 13, 2019, as amended and modified.
The Amended Agreement provides for a $75 million revolving line of credit (the “Line of Credit”). Interest will accrue on outstanding borrowings under the Line of Credit at a per annum rate equal to the prime rate quoted by The Wall Street Journal with a floor rate of 3.50% calculated in accordance with the terms of the Revolving Promissory Note, dated December 13, 2022 (the “Note”), and is payable quarterly. All outstanding principal and unpaid interest is payable in full on December 13, 2024.
The Company may prepay the principal amount of any loan under the Amended Agreement without premium or penalty. The Company has pledged its right, title and interest in and to all of the shares of capital stock of Allegiance Bank, the Company’s wholly owned subsidiary, as collateral security for the payment and performance of the Company’s obligations arising under the Line of Credit pursuant to that certain Amended and Restated Pledge and Security Agreement with Frost Bank (the “Pledge Agreement”), dated November 17, 2022.
The Amended Agreement includes customary covenants including, among other things, that while there are any outstanding obligations under the Line of Credit , the Company shall comply with customary financial covenants and restrictions on the ability of the Company and its subsidiaries to incur additional debt.
As of December 13, 2022, the Company had no balance drawn under the Line of Credit.
The foregoing descriptions of the Amended Agreement, the Note and the Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Agreement, the Note and the Pledge Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Third Amended and Restated Loan Agreement, dated December 13, 2022
10.2	Revolving Promissory Note (Floating Rate), dated December 13, 2022
10.3
Pledge and Security Agreement, dated November 17, 2022 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Stellar Bancorp, Inc. filed with the SEC on November 18, 2018, File No. 001-38280)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: December 16, 2022	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer